UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Heritage Drive, Suite 600, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRN	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $5.1875	STRNW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 8, 2021, Stran & Company, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with EF Hutton, division of Benchmark Investments, LLC, as the representative (the “Representative”) for the underwriters listed on Schedule 1 thereto (the “Underwriters”), relating to the initial public offering (the “Offering”) of 4,337,349 units of the Company (collectively, the “Units”), at a price to the public of $4.15 per Unit (the “Offering Price”), with each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and a warrant to purchase one share of Common Stock (collectively, the “Warrants”), before underwriting discounts and commissions. Each whole share of Common Stock exercisable pursuant to the Warrants will have an exercise price per share at $5.1875, equal to 125% of the initial public offering price per Unit in this Offering. The Warrants will be immediately exercisable and will expire on the fifth anniversary of the original issuance date.  The Units will not be certificated. The shares of Common Stock and related Warrants are immediately separable and will be issued separately, but must be purchased together as a Unit in this Offering. The Company also granted the underwriters a 45-day option to purchase up to an additional 650,602 shares of Common Stock and/or Warrants to purchase up to 650,602 shares of Common Stock at the Offering Price less the underwriting discounts, representing fifteen percent (15%) of the Units sold in the Offering, from the Company.

On November 12, 2021, the closing of the Offering was completed. At the closing, the Representative fully exercised its option to purchase an additional 650,602 shares of Common Stock and 650,602 Warrants. Therefore, the Company sold 4,987,951 shares of Common Stock and 4,987,951 Warrants for total gross proceeds of $20,699,996.65. After deducting the underwriting commission and expenses, the Company received net proceeds of approximately $18,747,317.

The Offering was made pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-260109), which was filed with the Securities and Exchange Commission (the “SEC”), and became effective on November 8, 2021 (the “Initial Registration Statement”), and the Company’s Registration Statement on Form S-1 (File No. 333-260880), which was filed with the SEC pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing on November 8, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Warrant Agency Agreement

On November 8, 2021, pursuant to the Underwriting Agreement, the Company entered into a Warrant Agency Agreement, dated November 8, 2021, between the Company and VStock Transfer, LLC (the “Warrant Agent”), as warrant agent (the “Warrant Agency Agreement”). The Warrants will be issued under the Warrant Agency Agreement in the form attached thereto. The Warrant Agent will maintain books for the registration and transfer of the Warrants, and cause the issuance of shares of Common Stock upon proper exercise of the Warrants. The material terms and provisions of the Warrants are summarized above.

The foregoing description of the Warrant Agency Agreement and form of Warrant do not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agency Agreement and form of Warrant, which are filed herewith as Exhibit 10.1 and are incorporated herein by reference.

Representative’s Warrant Agreement

On November 8, 2021, pursuant to the Underwriting Agreement, the Company entered into a representative’s warrant agreement (the “Representative’s Warrant Agreement”) with the Representative. Pursuant to the Representative’s Warrant Agreement, the Company provided the Representative with a warrant to purchase 149,639 shares of Common Stock in the aggregate. Such warrant may be exercised beginning on May 8, 2022 (180 days after the date on which the Registration Statement became effective) until November 9, 2026 (five years after the date on which the Registration Statement became effective). The initial exercise price of the warrant is $5.1875 per share.

The foregoing summary of the Representative’s Warrant Agreement is qualified in its entirety by reference to the full text of the form of Representative’s Warrant Agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Issuance of Press Release

On November 8, 2021, the Company issued a press release announcing the pricing of the Offering. On November 12, 2021, the Company issued a press release announcing the closing of the Offering including the full exercise of the Representative’s over-allotment option. The press releases furnished in this report as Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated November 8, 2021, by and between Stran & Company, Inc. and EF Hutton, division of Benchmark Investments, LLC (as representative of the underwriters named therein)
4.1	Form of Representative’s Warrant Agreement (included in Exhibit 1.1)
10.1	Warrant Agency Agreement, dated November 8, 2021, by and between Stran & Company, Inc. and VStock Transfer, LLC and Form of Warrant
99.1	Press Release dated November 8, 2021
99.2	Press Release dated November 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	Chief Executive Officer

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